EXHIBIT 10.1
                                                              ============

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT
                      ====================================

        This Eighth Amendment ("'Amendment") is made as of April 25, 2006 to the Credit Agreement dated as of March 31, 1998 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the "Credit Agreement"), by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (and successor in interest to Sunshine Nut Co., Inc. and Quantz Acquisition Co., Inc., "Sanfilippo" or the "Borrower"), and JBS INTERNATIONAL, INC., a Barbados corporation which has been dissolved prior to the date of this Amendment ("JBS"), the financial institutions party thereto (collectively "Lenders" and individually a "Lender") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as successor Agent for the Lenders to U.S. Bancorp Ag Credit, Inc., a Colorado corporation (the "Agent").


                                  RECITAL
                                  =======

        Except as defined herein, all capitalized terms used in this Amendment shall have meaning assigned to them in the Credit Agreement.

        Borrower has requested an extension of the Loan Commitment and certain waivers of the terms of the Credit Agreement, and the Agent and the Lenders have agreed to such waivers and amendments upon the terms and conditions contained herein.

        NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Amendment, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benetit of the Borrower by Lenders, the Borrower, the Agent and the Lenders agree as follows:

        1. The following detinitions as set forth in Section 1.1 of the Credit Agreement General Definitions, shall be amended to add, delete or modify such definitions as follows:

             "Loan Commitment" shall mean as to any Lender, such Lender's Pro Rata Percentage of $100,000,000 through and including July 31, 2006 as set forth opposite such Lender's name under the heading "Loan Commitments" on Exhibit 1A-5, as such amount may be reduced or terminated from time to time pursuant to Section 4.4 or 11.1, and "Loan Commitments" shall mean, collectively, the Loan Commitments for all the Lenders.

             "Maturitv Date" shall mean July 31, 2006, or such ]ater date as may be agreed upon in writing by the Borrower. the Agent and the Lenders. or the earlier date of termination in whole of the commitments pursuant to Section 4.4 or 11.1.

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        2.   The outside expiry date for Extended LC's set forth in
Section 2.2(b)(iii) of the Credit Agreement shall be amended to "July
31,2007."

        3. In addition to the fees owed by Borrower to the Agent and the Lenders pursuant to Section 6 of the Credit Agreement, Borrower agrees to pay to the Agent, for distribution to the Lenders, a fee of $15,000 for the extension of the Loan Commitment as provided for herein, based on their respective pro rata shares. Such fee shall be due upon execution of this Amendment and shall be fully earned on such date.

        4. At March 2, 2006 and at the end of Borrower's third fiscal quarter in fiscal year 2006, Borrower failed to maintain the required respective monthly and quarterly tested Working Capital, EBITDA, Leverage Ratio, and Fixed Charge Coverage Ratio in violation of Section 9.6 of the Credit Agreement, Financial Covenants and Ratios, (the "Financial Covenants Violation"). In addition, as a result of the failure to meet such financial covenants, Borrower is also in default (the "Note Default") under the terms of that certain Note Purchase Agreement dated as of December 16, 2004 relating to those certain 4.67% Senior Notes due December 1, 2014
(the "Notes"), which default is a Matured Default in accordance with Subsection (1) of the definition of "Matured Default" as set forth in
Section 1 of the Credit Agreement (the "Cross Default"). The Financial Covenants Violation is also a Matured Default in accordance with Subsection (p) of the definition of "Matured Default" as set forth in
Section 1 of the Credit Agreement. The Lenders hereby consent to the Financial Covenants Violation and, subject to the proviso below, the Cross Default, and waive their rights powers and remedies with respect to the Financial Covenants Violation and, subject to the proviso below, the Cross
Default: provided however that it is acknowledged and agreed that the aforementioned waiver hereunder of the Cross Default shall immediately cease to be effective upon the acceleration, if any. by the holders of the Notes as a result of the Note Default, whereupon the Agent and the Lenders shall thereafter be entitled to exercise all rights and remedies relating to the Cross Default as are provided for or permitted under the Credit Agreement and applicable law. Notwithstanding the foregoing waiver and consent, it is expressly understood and agreed that the Lenders shall have the right at all times hereafter to require strict performance by Borrower of all terms of the Credit Agreement or any other Financing Agreement, including without limitation, the terms of the aforementioned Section of the Credit Agreement, that the Lenders do not waive, affect or diminish any right, power or remedy of the Lenders under the Credit Agreement or any other Financing Agreement except as expressly set forth herein and that except as expressly set forth herein, the Credit Agreement and each other Financing Agreement shall continue in full force and effect in accordance with their respective terms.

        5. Exhibits. Exhibit lA-4 to the Credit Agreement, Lenders' Commitments, shall hereafter be replaced by Exhibit 1A-5.

        6. The effectiveness of this Amendment is conditioned on the execution and delivery to Agent of this Amendment in form and substance reasonably acceptable to Agent.


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        7.   This Amendment shall be an integral part of the Credit Agreement, as amended, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Credit Agreement, as if made an original part thereof. All of the terms and provisions of the Agreement, as amended, which are not modified in this Amendment, shall remain in full force and effect.

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                        JOHN B. SANFILIPPO & SON, INC.,
                                        a Delaware corporation
ATTEST:

By  /s/ Herbert J. Marros               By  /s/ Michael J. Valentine
    =====================                   ========================
   Its  Controller                         Its  Chief Financial Officer
        ==========                              =======================

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Agent and as a Lender

                                        By  /s/ John W. Ball
                                            ================
                                           Its  Chief Financial Officer
                                                =======================

                                        LASALLE BANK NATIONAL ASSOCIATION
                                        (f/k/a LaSalle National Bank),
                                        as a Lender

                                        By  /s/ Emily Eigel
                                           =================
                                           Its  Assistant Vice President
                                                ========================


{Signature Page to Eighth Amendment to Credit Agreement Dated April 25, 2006}



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                              EXHIBIT 1A-5

                                   TO

                            CREDIT AGREEMENT

                         Lenders' Commitments
                         ====================

   Loan               Pro Rata         Maximum $
   Commitments        Percentage       =========
   ===========        ==========
   U.S. Bank          50.000000%       $50,000,000
   LaSalle Bank       50.000000%       S50,000,000
         TOTAL:       100%             $100,000,000

   LC                 Pro Rata         Maximum $
   Commitments        Percentage       =========
   ===========        ==========
   U.S. Bank          50.00000%        $10,000,000
   LaSalle Bank       50.00000%        $10,000,000
         TOTAL:       100%             $20,000,000

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